EXHIBIT 10.13
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                                        Promissory Note




U.S. $ 350,000

San Diego    California                                    Date: April 25, 2006


FOR VALUE RECEIVED:  National Healthcare Technology Inc (Borrower) of 1660 Union
                     Street, San Diego, CA 92101.
                    ------------------------------------------------------------

severally, promise to pay to the order of Camden Holdings Inc. (Maker) the sum of Three Hundred and Fifty Thousand Dollars Dollars ($350,000)
   -----------------------------------------

for short term bridge financing.


Lender and Borrower acknowledge that the Borrower has received partial payment of the Note at this time and at Borrowers discretion, will draw down the full balance of the Note as required.


Note Due:         August 25, 2006
Payable to:       Camden Holdings Inc.
                  9595 Wilshire Blvd, Suite 510
                  Beverly Hills, CA 90212


or at such other address as note holder may designate. Presentment, notice of dishonor, and protest are hereby waived. If this notice is not paid when due, I/we agree to pay all reasonable costs of collection, including attorney's fees.



Ross Lyndon -James                                            April 25, 2006
President, CEO
National Healthcare Technology Inc.

/s/ Ross Lyndon -James
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